Exhibit 10.1

DATED 15 June 2022

(1) MEPC MILTON PARK NO.1 LIMITED AND MEPC MILTON PARK NO.2 LIMITED

and

(2) ADAPTIMMUNE LIMITED

deed of SURRENDER OF PART

relating to a lease dated 28 February 2018 of

39 innovation drive

Milton Park

Knights plc

Midland House

West Way

Botley

Oxford

OX2 0PH

This Deed of Surrender is made the 15th day of June 2022 between:

(1)	MEPC MILTON PARK NO. 1 LIMITED (Company number 5491670) and MEPC MILTON PARK NO. 2 LIMITED (Company number 5491806), on behalf of MEPC Milton LP (LP No. 014504), both of whose registered offices are at Sixth Floor, 150 Cheapside, London EC2V 6ET (the Landlord); and
(2)	ADAPTIMMUNE LIMITED (Company number 6456741) whose registered office is at 60 Jubilee Avenue, Milton Park, Abingdon, Oxfordshire, England OX14 4RX (the Tenant)

IS SUPPLEMENTAL to the Lease:

WHEREAS:

A.	The residue of the term granted by the Lease is vested in the Tenant;
B.	The reversion expectant on the determination of the term granted by the Lease is vested in the Landlord;
C.	The Landlord and the Tenant have agreed that the Tenant will surrender all its estate and interest in the Surrender Property to the Landlord.

NOW THIS DEED WITNESSETH as follows:

DEFINITIONS

1.In this Deed the following words and expressions have the following meanings unless the context otherwise requires:
1.1	Lease means a lease of the Property dated 28 February 2018 made between (1) MEPC Milton Park No. 1 Limited and MEPC Milton Park No. 2 Limited and (2) Adaptimmune Limited as varied by a deed of variation dated 20 August 2021 made between (1) MEPC Milton Park No. 1 Limited and MEPC Milton Park No. 2 Limited and (2) Adaptimmune Limited and all documents supplemental thereto;
1.2	Property means 39 Innovation Drive, Milton Park, Abingdon, Oxfordshire, OX14 4RT more particularly described in and demised by the Lease;
1.3	Remaining Property means the Property excluding the Surrender Property;
1.4	Surrender Property means the part of the Property as shown edged green on the plan annexed to this Deed.

SURRENDER AND ACCEPTANCE

2.The Tenant with full title guarantee HEREBY SURRENDERS and yields up to the Landlord (and the Landlord accepts such surrender and yielding up) all its estate interest and rights in the Surrender Property to the intent that the residue of the term of years granted by the Lease and all or any other estate interest or rights of the Tenant in the Surrender Property whether granted by or arising from the Lease or by any deed or document supplemental to the Lease or otherwise shall merge and be extinguished in the reversion expectant on the determination of the term of years granted by the Lease.

RELEASE OF TENANT

3.Subject to the proviso set out below in this clause 3:
3.1

the Landlord releases the Tenant from all the tenant covenants of the Lease in so far as they relate to the Surrender Property and from all liability for any subsisting breach of any of those covenants; and

3.2	the Tenant releases the Landlord from all the landlord covenants of the Lease in so far as they relate to the Surrender Property and from all liability for any subsisting breach of any of them

The releases set out in clause 3.1 and clause 3.2 are conditional upon the surrender of the Surrender Property pursuant to clause 2 taking effect so that, if the surrender of the Surrender Property pursuant to clause 2 does not take effect for any reason whatsoever, the releases set out in clause 3.1 and clause 3.2 shall also not take effect.

CONTINUING EFFECT

4	The Lease shall continue in relation to the Remaining Property in full force and effect save as modified by this Deed.
5	The Principal Rent reserved by the Lease shall continue to be charged on the Remaining Property as originally applied to the Property and shall be payable as provided in the Lease.

INTERPRETATION

6	The headings in this Deed are for convenience only and do not affect the construction thereof and if any party to this Deed is more than one person then their covenants are joint and several.

EXCLUSION OF CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

7	A person who is not a party to this Deed shall not have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Deed.

SUCCESSORS

8	This deed binds the respective successors in title of the Landlord and the Tenant.

GOVERNING LAW

9	This deed and any dispute or claim arising out of or in connection with it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by and construed in accordance with the law of England and Wales.

JURISDICTION

10	Each party irrevocably agrees that the courts of England and Wales shall have non-exclusive jurisdiction to settle any dispute or claim arising out of or in connection with this deed or its subject matter or formation (including non-contractual disputes or claims).

Executed by the parties as a Deed on the date stated at the beginning of this document

ANNEXURE

Surrender Property Plan

El Sub Sta

PROPOSED DEMISE PLAN

SCALE @ 1:500

El Sub Sta
El Sub Sta
ESS
ESS
JUBILEE AVENUE
GG
INN

PROPOSED DEMISE PLAN

SCALE @ 1:1250

Ordnance Survey, (c) Crown Copyright 2020. All rights reserved. Licence number 100022432

RIDGE

Milton Park

MEPC AREA SURVEYS
MILTON PARK

UNIT 39
INNOVATION DRIVE
DEMISE / LEASE PLAN

INFORMATION

5011856	RDG	Z01	ST	PL	B	0039	A

EXECUTED as a DEED by Paul Pavia as attorney for MEPC MILTON PARK NO. 1 LIMITED in the presence of:	/s/ Paul Pavia ....................................... Paul Pavia as attorney for MEPC MILTON PARK NO. 1 LIMITED

/s/ Philip Campbell ................................................ Signature of witness Witness name: Philip Campbell Address: 99 Park Drive OX14 4RY
EXECUTED as a DEED by Paul Pavia as attorney for MEPC MILTON PARK NO. 2 LIMITED in the presence of:	/s/ Paul Pavia ....................................... Paul Pavia as attorney for MEPC MILTON PARK NO. 2 LIMITED

/s/ Philip Campbell ................................................ Signature of witness Witness name: Philip Campbell Address: 99 Park Drive OX14 4RY

EXECUTED AS A DEED by ADAPTIMMUNE LIMITED acting by a director and the company secretary or by two directors	/s/ Margaret Henry
Director	/s/ Gavin Wood
Director/Company Secretary